UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2024

PROVIDENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

239 Washington Street, Jersey City, New Jersey 07302

(Address of principal executive offices) (Zip Code)

(732) 590-9200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On May 9, 2024, Provident Financial Services, Inc. (the “Company”) issued a press release announcing that, subject to market and other conditions, it plans to offer subordinated notes due 2034 (the “2034 Notes”). A copy of the press release is furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1 and is incorporated herein by reference.

This Current Report and the information included below and furnished as exhibits hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 8.01.	Other Events.

In connection with the offering of the 2034 Notes, the audited consolidated financial statements of Lakeland Bancorp, Inc. as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, together with the report of the independent registered public accounting firm thereon, have been incorporated into the Registration Statement on Form S-3 (No. 333-275213) and related prospectus supplement, and the Company is filing a consent from KPMG LLP as Exhibit 23.1 for the purpose of KPMG LLP consenting to its reference under the heading “Experts” in the Registration Statement on Form S-3 (No. 333-275213).

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Press Release dated May 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Provident Financial Services, Inc.

By:	/s/ Thomas M. Lyons
Name:	Thomas M. Lyons
Title:	Senior Executive Vice President and Chief Financial Officer

Date: May 9, 2024